LOOMIS SAYLES FUNDS

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

(each a “Fund”)

Supplement dated May 29, 2020 to the Loomis Sayles Funds’ Prospectus and Summary Prospectus, each dated February 1, 2020, as may be revised or supplemented from time to time.

On May 14, 2020, the Board of Trustees of Loomis Sayles Funds I approved a change to each Fund’s investment strategy. Currently, each Fund may invest up to 20% of its assets in equity securities, such as common stocks and preferred stocks with a limit of 10% of its assets able to be invested in common stocks. Effective July 15, 2020, the sub-limit on common stocks is removed and each Fund may invest up to 20% of its assets in equity securities of any type, including common stocks and preferred stocks.

Loomis Sayles Bond Fund

Effective July 15, 2020, the third sentence in the first paragraph in the sub-section “Principal Investment Strategies” within the “Fund Summary” and the “More Information About Investment Strategies” sections is hereby restated as follows:

The Fund may also invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks.

Loomis Sayles Fixed Income Fund

Effective July 15, 2020, the second sentence in the first paragraph in the sub-section “Principal Investment Strategies” within the “Fund Summary” and the “More Information About Investment Strategies” sections is hereby restated as follows:

The Fund may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks..